UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OFTHE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 13, 2013

Atlas Financial Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Commission File Number
000-54627

CAYMAN ISLANDS	27-5466079
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

150 NW POINT BOULEVARD	60007
Elk Grove Village, IL	(Zip Code)
(Address of principal executive offices)

 Registrant’s telephone number, including area code: (847) 472-6700

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information
Item 2.02. Results of Operations and Financial Condition.
On May 13, 2013, Atlas Financial Holdings, Inc. ("Atlas") reported its results for the quarter ended March 31, 2013. The press release and the investor supplement are furnished as Exhibits 99.1 and 99.2 to this report. The information contained in the press release and the investor supplement are furnished and not filed pursuant to instruction B.2 of Form 8-K.
Section 9 – Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 - Earnings Press Release, dated May 13, 2013, issued by Atlas Financial Holdings, Inc.
Exhibit 99.2 - Investor Supplement, dated May 13, 2013, issued by Atlas Financial Holdings, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLAS FINANCIAL HOLDINGS, INC. (Registrant)
/s/ Paul A. Romano By: Paul A. Romano (Vice President and Chief Financial Officer)
May 13, 2013